Exhibit 10.1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SEVENTH AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This Seventh Amendment (this “Seventh Amendment”), effective December 17,  2019 (“Seventh Amendment Effective Date”), is by and between F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland and Hoffmann-La Roche Inc., with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (together referred to as “Roche”) and Blueprint Medicines Corporation,  with a principal place of business at 45 Sidney Street, Cambridge, Massachusetts 02139 U.S.A. (“BPM”). Capitalized terms used and not otherwise defined in this Seventh Amendment shall have the meanings set forth in the Agreement (as defined below).

WHEREAS, BPM and Roche entered into a Collaboration and License Agreement,  dated March 14, 2016, as amended by an amendment, effective April 15, 2016, a  second amendment, effective April 27, 2016,  a third amendment, effective August 4, 2016, a fourth amendment, effective February 25, 2019, a fifth amendment, effective June 28, 2019, and a sixth amendment effective November 1, 2019 (collectively, the “Agreement”); and

WHEREAS, BPM and Roche desire to amend certain terms under the Agreement, as set forth below;

NOW THEREFORE, Roche and Blueprint hereby agree as follows:

1. Section 1.86 (Option Period) of the Agreement shall be deleted in its entirety and replaced by the following:

“The term ‘Option Period’  shall mean, for each Collaboration Target, the period beginning the date the MTD for the first Product for such Collaboration Target is designated by the JDC and ending upon the earliest of (i) the date that such Collaboration Target becomes a Leftover Target, (ii) [***] after Roche’s receipt of the Option Data Package for such Collaboration Target, (iii) the date such Collaboration Target becomes a Terminated Target, (iv) the date upon which a Product (including Backup Compounds) for such Collaboration Target is no longer in GLP Tox Studies, in Phase I Studies, or progressing from GLP Tox Studies to Phase I Studies, or (v) [***] after achievement of Lead Series Identified Criteria has been confirmed by the JRC for such Collaboration Target if Initiation of the GLP Tox Study has not been achieved for such Collaboration Target prior to such date; provided, however,  that [***] for purposes of this clause 1.86(v),  [***];  provided further that (1) in the event that the JRC [***], then [***]; and (2) in the event that (A) the JRC [***] and (B) if the JRC [***], then [***].”

This Seventh Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or other electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Seventh Amendment shall be effective as of the Seventh Amendment Effective Date.  On and after the Seventh Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended by this Seventh Amendment.  Except as specifically amended above, the Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed.

This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention).

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Seventh Amendment to be executed by their respective duly authorized representatives as of the Seventh Amendment Effective Date.

Tim Steven Global Alliance and Asset Management Director	Stefan Arnold
Blueprint Medicines Corporation
/s/ Jeffrey W. Albers

Name: Jeffrey W. Albers
Title: Chief Executive Officer

Tim Steven Global Alliance and Asset Management Director	Stefan Arnold
F. Hoffmann-La Roche Ltd
/s/ Tim Steven	/s/ Stefan Arnold

Name:Tim Steven	Name: Stefan Arnold
Title: Global Alliance and Asset Management Director	Title: Head Legal Pharma

Tim Steven Global Alliance and Asset Management Director	Stefan Arnold
Hoffmann-La Roche Inc
/s/ John P. Parise

Name: John P. Parise
Title: Authorized Signatory